Exhibit 99.1

McCloskey’s 10th US Coal Imports & Exports Conference Managing Rhino’s Growth Through Acquisition & Development November 1, 2011

2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the federal securities laws. Statements included in this presentation that are not historical facts, that address activities, events or developments that Rhino Resource Partners LP (“Rhino”) expects or anticipates will or may occur in the future, including things such as plans for growth of the business, future capital expenditures, competitive strengths, goals, references to future goals or intentions or other such references are forward-looking statements. These statements can be identified by the use of forward-looking terminology, including “may,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” or similar words. These statements are made based on past experience and perception of historical trends, current conditions and expected future developments as well as other considerations Rhino believes are appropriate under the circumstances. Whether actual results and developments in the future will conform to such expectations is subject to numerous risks and uncertainties, many of which are beyond Rhino’s control. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors, including, but not limited to: changes in governmental regulation of the mining industry or the electric utility industry; adverse weather conditions and natural disasters; weakness in global economic conditions; decreases in demand for electricity and changes in demand for coal; poor mining conditions resulting from geological conditions or the effects of prior mining; equipment problems at mining locations; the availability of transportation for coal shipments; the availability and costs of key supplies and commodities such as steel, diesel fuel and explosives; the availability and prices of competing electricity generation fuels; Rhino’s ability to secure or acquire high-quality coal reserves; and Rhino’s ability to find buyers for coal under favorable supply contracts. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in Rhino’s Prospectus dated September 29, 2010, as well as other written and oral statements made or incorporated by reference from time to time in other reports and filings with the Securities and Exchange Commission. All forward-looking statements included in this presentation and all subsequent written or oral forward-looking statements attributable to Rhino or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, Rhino undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Agenda Overview History Current Metallurgical Profile Metallurgical Organic Growth Prospects Steam Organic Growth Prospects Oil & Gas Growth Opportunities Coal Export Activities

4 Overview – Profile Growth-oriented MLP with focus on coal & energy Headquartered in Lexington, Kentucky 10 active mines: 5 underground & 5 surface Produces approximately 5 million tpy of steam and metallurgical coal Diverse operating profile 51% interest in Rhino Eastern LLC, which produces high quality metallurgical coal in Wyoming County, WV Recently acquired Elkhorn Coal, which is a land holding company with 156,000 acres of owned coal reserves Knowledgeable sponsor: Wexford Capital LP

0.8 5 Geographic Footprint

6 Diversified Operations Geographic diversity reduces dependence on any one area or coal basin . 10 mines currently produce from four different states in three different coal producing basins Transportation . Rail: CSX, NS, OCRR, UP, BNSF . Barge: OH River, Mile Post 264.8 . Truck: Industrial, Utility Diversification of underground & surface operations . Active mines: 5 surface / 5 underground Diversity in energy sources . Coal, Oil, and Gas Diversity in export / domestic mix Our diversified operations allow us to: . Capitalize on changes in regional demand . Mitigate exposure relating to regulations, manpower, transportation, etc. 2011E Tons Sold by Mining Complex Current Mines by Type Underground 5 mines Surface 5 mines Castle Valley (WB) 10% Tug River (CAPP) 11% Rob Fork (CAPP) 25% Deane (CAPP) 7% Hopedale (NAPP) 29% Sands Hill (NAPP) 14% Purchased coal 4%

7 Elk Horn Coal Company Overview Coal mineral leasing company that owns coal reserves & surface acreage in Eastern Kentucky . 156,000 contiguous acres of owned mineral and 14,000 acres of owned surface . Does not mine coal, but leases reserves to operating coal companies (including Rhino) . Collects operating royalty (typically 8%) based on GSP of coal . Headquartered in Prestonsburg, Kentucky; total of 11 current employees Estimated proven & probable coal reserves of 128.3 million tons & non-reserve coal deposits of 156.8 million tons . Consist primarily of steam coal, with possibility to sell some as PCI . Approximately 51% of reserves are leased to third parties, which have averaged 3.2 million TPY of production over the last three years Currently evaluating the best way to develop substantial block of un-leased reserves 7

8 Elk Horn Coal Company Overview (cont’d) 8

Overview – Reserves 100 29 129 66 39 105 110 29 138 33 175 208 309 272 581 65 55 120 63 102 165 128 157 285 437 429 866 Operating Subs Proven & Probable Non-reserve Coal Deposits Total NAPP CAPP WEST ILB Elk Horn Leased Total Operating Subs Unleased Total Elk Horn Total Rhino 9 Note: Reserves in millions, as of 12.31.2010; Elk Horn data as of acquisition date

Public Unitholders 3,864,170 Common Units 168,104 Subordinated Units 10 Corporate Structure Rhino Energy LLC (the Operating Company) 100% Ownership Interest 2.0% GP Interest Rhino Resource Partners LP (the Partnership) Operating Subsidiaries Wexford (1) 24.5% LP Interest 73.5% LP Interest 100% Ownership Interest 100% Ownership Interest 100% Ownership Interest Wexford affiliates currently retain approximately 76% ownership in Rhino Resource Partners Ownership in Rhino Resource Partners Note: Units as of 10/5/2011 (1) Refers to investment funds managed by, and principals of, Wexford Capital LP. Owner Percentage Public Units 24% Wexford Units 74% General Partner Interest 2% Total 100% <1% LP Interest Rhino GP LLC (the General Partner) Incentive Distribution Rights Rhino Energy Holdings LLC 8,547,696 Common Units 12,227,198 Subordinated Units Public Unitholders 6,853,387 Common Units 168,104 Subordinated Units

11 Company History FORMATION GROWTH & INTEGRATION – CAM Holdings LLC (1) formed by Wexford – Acquired initial coal reserves & infrastructure – Made 4 acquisitions including new mines & “bolt on” acquisitions – Initial metallurgical coal acquisitions in eastern KY – Integrated acquisitions & implemented internal controls – Initiated met coal production from Mine 28 – Acquired Sands Hill mining complex in southeast OH – Acquired Deane Mining assets from Consol – Formed JV with Patriot to operate WV mid-vol met coal assets – Significant KY reserves acquired from Alpha Natural Resources 2003 2004 2006 (1) This entity is now known as Rhino Energy LLC. 2005 2007 2008

12 Company History (cont’d) RECENT DEVELOPMENTS – Idled certain mines & reduced workforce in response to recession – Completed acquisition of Castle Valley mining assets in UT – Closed initial public offering – Began acquisitions of oil & gas leasing & royalty plays – Acquired the Elk Horn Coal Company LLC 2010 2011 2009

13 Rhino controlled an estimated 12.0 million tons of high vol proven and probable metallurgical coal reserves in its CAPP operating region Rhino controlled an estimated 22.2 million tons of mid-vol & low-vol metallurgical coal reserves at Rhino Eastern LLC Exploration & core drilling programs ongoing to further prove up met coal resources CAPP Growth: Met Coal Production Note: Metallurgical coal sales tons & revenue include Rhino’s 51% share of sales from Rhino Eastern LLC (51% joint venture). Metallurgical Coal Sales Revenue Metallurgical Coal Sales Tons (Tons in thousands) (US$ in millions) 793 240 624 455 812 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011E $107.4 $15.1 $47.0 $72.2 $109.0 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011E LEGEND: Central Appalachia Rhino Eastern (51%)

14 CAPP Growth: Met Coal Production High-vol met coal production from Rob Fork mining complex .Mine 28 production expected to remain relatively constant at 500K tons per year High-vol met coal production from Tug River mining complex .Tons from surface mines & HWM expected to increase to 330K tons by 2012P .New mine (Remining 3) will produce at an initial run-rate of 375K tons per year in 2012P, which is expected to double at full run-rate (estimated to be 50% steam / 50% met coal) Mid-vol met coal production from Rhino Eastern mining complex (51% JV) .Expected to reach 600K tons of production & sales by 2012P (Rhino has 51% interest)

15 CAPP Growth: Met Coal Production (cont’d) Low-mid vol met production from Rhino Eastern Sewell Mine .26,000 acre undeveloped property – Wyoming County, WV .Permitted plant site, refuse disposal, NS load-out and mine slope/shaft .4.6 million clean recoverable tons identified to date .Exploration winding down; design and engineering plans to commence soon Low-mid vol met production from our Rich Mountain reserve .Sewell seam, estimated 4.1 million clean recoverable tons identified so far .32,600 acre reserve in Randolph County, WV .Exploration effort initiated in 2011 and will continue through 2012

Additional Growth Projects Steam Coal Growth Projects: Aggregate increase of 3.4 million tons Castle Valley expansion (Western Bituminous) . Added second continuous miner production section last month McClane Canyon (Western Bituminous) . Permitting & building a rail loadout which will enable us to expand our customer base Leesville Field or Hopedale expansion (NAPP) . 26.8 million tons of demonstrated steam coal reserves in eastern Ohio . Expect to begin production when permits and sales contracts are in place . Weighing this against options to expand into 7-seam reserves at existing Hopedale operations Taylorville Field (Illinois Basin) . 109.5 million of demonstrated, fully permitted coal reserve . Will develop when long-term sales contracts are in place 16

17 Oil & Gas Growth Prospects: Utica Shale Rhino has acquired oil & gas leases in the Utica shale . Participating with Gulfport Energy, a publicly traded affiliate of Wexford; and Wexford Capital . Acquired interest in a portfolio of oil & gas leases in eastern Ohio Future oil & gas drilling revenue . Drilling is expected to begin on these properties in late 2011 . Liquid rich region is sweet spot Source: Gulfport Energy.

LEGEND: Rhino acquired reserves Oil & Gas Growth Prospects: Cana Woodford In January 2011, through our sponsor, Rhino began to acquire mineral rights in the Cana Woodford oil & gas play . Located in western Oklahoma . Liquids rich gas play which is being actively drilled . Acquired 1,600 net mineral acres YTD Future oil & gas leasing revenue . Mineral rights represent perpetual ownership with no future cash expenditures or liabilities . Leases will produce monthly revenue after drilling begins Cana Woodford Reserves (Oklahoma) 18

Export Sources – Rhino Active Active Active Idle Exploration E. Kentucky West Virginia Utah Colorado West Virginia 600,000 750,000 1,300,000 500,000 750,000 Met Met Steam Steam Met 7% A (dry) 1.1% S 13,000 btu 37% vol 0.96 refl 175 arnu 30,000 ddpm 5.5% A (dry) 0.8% S 13,000 btu 36% vol 0.96 refl 150 arnu 25,000 ddpm 13% A (dry) 0.7% S 11,800 btu ---- 13% A (dry) 0.6% S 11,000 btu ---- 8.7% A (dry) 0.7% S 13,000 btu 29% vol 1.06 refl 253 arnu 14,000 ddpm CSX NS UT Rail / UP UP / BNSF CSX Mine 28 Tug River Castle Valley McClane Canyon Location Status Type Volume (TPY) Quality Transportation 19 Rich Mountain

Export Sources – Rhino Eastern Active Planned West Virginia West Virginia 500,000 500,000 Met Met 6.5% A 0.8% S 29% vol 1.13 refl 275 arnu 25,000 ddpm 3.7% A 0.6% S 22% vol 1.47 refl 115 arnu 900 ddpm CSX / NS NS Eagle Mine Sewell Mine Location Status Type Volume (TPY) Quality Transportation 20

Current Export Activity 185,000 130,000 245,000(1) 50,000 100,000 to 150,000 TBD 50,000 – 300,000(1) TBD AK Steel; Reed Shiram; SunCoke Europe; Brazil Mexico; Chile; Japan(1) TBD Mine 28 Deane 2011E Export Tons Rhino Eastern Castle Valley 2012E Export Tons Current Customers (1) Long Beach exports. 21

Wrap Up 22 Small, but growing, energy company, primarily producing coal with diversified operations throughout the U.S. Solid demonstrated track record of growing production, operating profitably, and paying distributions Relatively low level of debt and legacy liabilities Growth of production and cash flow are well positioned to continue due to our strong pipeline of development projects